UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38248	46-3951329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane, Suite 110A Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 771-9952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Rights Offering Record Date

On November 1, 2023, RumbleOn, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company had fixed the close of business (5:00 p.m. Eastern Time) on November 13, 2023, as the record date (the “Record Date”) for the Company’s previously announced proposed $100.0 million rights offering (the “Rights Offering”). The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company has not yet determined the subscription price to be paid upon exercise of the non-transferable subscription rights to be distributed to the holders of its Class A common stock, par value $0.001 per share, and Class B common stock, par value $0.001 per share. The Company expects to determine and announce the remaining terms of the Rights Offering prior to the commencement of the Rights Offering.

The Registration Statement on Form S-3, as amended (No. 333-274859) relating to the proposed Rights Offering (the “Registration Statement”) has been filed with the SEC, but has not yet become effective. The Company intends to make the proposed Rights Offering pursuant to such Registration Statement and a final prospectus to be filed with the SEC as soon as practicable following the Record Date. The securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.

The information herein, including the expected terms of the proposed Rights Offering, is not complete and is subject to change. Certain information, such as the proposed subscription price of the subscription rights, has not yet been determined. The Company reserves the right to cancel or terminate the proposed Rights Offering at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: November 1, 2023	By:	/s/ Mathew W. Grynwald
Mathew W. Grynwald
General Counsel and Secretary

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